UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

November 30, 2010

Semi-Annual Report

Western Asset Global High Income Fund Inc.
(EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global High Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	24

Statement of operations	25

Statements of changes in net assets	26

Statement of cash flows	27

Financial highlights	28

Notes to financial statements	29

Board approval of management and subadvisory agreements	43

Additional shareholder information	51

Dividend reinvestment plan	52

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global High Income Fund Inc. for the six-month reporting period ended November 30, 2010. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 31, 2010

Western Asset Global High Income Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the six months ended November 30, 2010, economic data was mixed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and took additional actions in an attempt to spur growth. This initially caused investor sentiment to improve, but the financial markets declined toward the end of the reporting period given a re-escalation of the European sovereign debt crisis.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. GDP growth then edged somewhat higher to 2.6% in the third quarter.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 300,000 jobs from June through September. The employment picture then brightened somewhat in October, as 172,000 new jobs were created. Payrolls then increased a disappointing 39,000 in November and the unemployment rate inched up to end the period at 9.8%. The unemployment rate has now exceeded 9.0% since May 2009.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October and rose 5.6% in November. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,600 in November 2010, which was 0.4% higher than in November 2009. Prices

IV	Western Asset Global High Income Fund Inc.

Investment commentary (cont’d)

appeared to stabilize somewhat as the number of existing homes on the market declined in November. The inventory of unsold homes was a 9.5 month supply in November at the current sales level, versus a 10.5 month supply in October.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown sixteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. Manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month, before dipping to 56.6 in November.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May (prior to the beginning of the reporting period), the European Union (“EU”) and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Investors were initially skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. However, the debt crisis largely moved to the back burner until November 2010, when Ireland’s economic issues took center stage and resulted in another rescue package from the EU and IMF. Given the economic strains in the Eurozone, the IMF projects that growth in the region will be a modest 1.7% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.8% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will expand 10.5% in 2010 and that India’s economy will grow 9.7% during the year.

Financial market overview

As the reporting period began, the financial markets were regaining their footing following a sharp sell-off that had begun in late April and continued throughout much of May. During this period, risk aversion was elevated and investors flocked to the relative safety of U.S. Treasury securities. Demand for the fixed-income spread sectors (non-Treasuries) then resumed in June and July, followed by another “flight to quality” in August. Risk appetite then returned in September and October before the financial markets again weakened beginning in mid-November.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation

Western Asset Global High Income Fund Inc.	V

that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed-income market review

As discussed earlier, just prior to the beginning of the six-month reporting period, investor risk aversion was elevated due to the escalating sovereign debt crisis in Europe. In addition, there were uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors then ended the reporting period on a weak note as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the six months ended November 30, 2010. When the period began, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively. On June 3, 2010, two- and ten-year Treasury yields peaked at 0.82% and 3.39%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the remainder of the reporting period. When the period ended on November 30, 2010, two-year Treasury yields were 0.45%, versus a low of 0.33% earlier in the month. Ten-year Treasury yields ended the period at 2.81%, which was higher than their trough of 2.41% that occurred in October. Longer-term yields moved higher toward the end of the period as fears of future inflation increased in light of the Fed’s additional policy accommodation. For the six months ended November 30, 2010, the Barclays Capital U.S. Aggregate Indexiv returned 3.85%. In contrast, the Barclays Capital Global Aggregate Index (Hedged)v returned 1.99% over the same time frame.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month,

VI	Western Asset Global High Income Fund Inc.

Investment commentary (cont’d)

except for November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvi returned 9.42% for the six months ended November 30, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for November 2010. This solid performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 8.82% over the six months ended November 30, 2010.

Performance review

For the six months ended November 30, 2010, Western Asset Global High Income Fund Inc. returned 12.57% based on its net asset value (“NAV”)viii and 24.30% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index and the EMBI Global, returned 3.85%, 9.42% and 8.82%, respectively, for the same period. The Lipper Global Income Closed-End Funds Category Averageix returned 10.70% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.54 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$13.04 (NAV)	12.57%
$12.77 (Market Price)	24.30%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Western Asset Global High Income Fund Inc.	VII

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

December 31, 2010

RISKS: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

vi

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

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Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†        The bar graph above represents the composition of the Fund’s investments as of November 30, 2010 and May 31, 2010 and does not include derivatives such as forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — November 30, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset Backed Securities
BC Aggregate	— Barclays Capital U.S. Aggregate Index
BC HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
JPM EMBI Global	— JPMorgan Emerging Markets Bond Index Global
MBS	— Mortgage Backed Securities
Non-$	— Non-U.S. Dollar

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — November 30, 2010

Effective duration measures the sensitivity to changes in Treasury yields. Effective duration is quantified as the % change in price resulting from a 100 basis points change in Treasury yields. For a security with positive effective duration, an increase in Treasury yields would result in a price decline and a decline in Treasury yields would result in a price increase. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset Backed Securities
BC Aggregate	— Barclays Capital U.S. Aggregate Index
BC HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
JPM EMBI Global	— JPMorgan Emerging Markets Bond Index Global
MBS	— Mortgage Backed Securities
Non-$	— Non-U.S. Dollar

4	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

November 30, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 81.0%
Consumer Discretionary — 15.9%
Auto Components — 0.9%
Allison Transmission Inc., Senior Toggle Notes	11.250%	11/1/15	390,200		$ 427,269	(a)(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	1,332,611	(a)
Europcar Groupe SA, Senior Subordinated Notes	8.125%	5/15/14	1,688,000	EUR	2,240,409	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	340,000	EUR	472,231	(a)
Total Auto Components					4,472,520
Automobiles — 1.0%
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	1,300,000		1,370,156
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	115,000		120,501
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,930,000		2,045,188
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	300,000		94,500	(c)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	3,500,000		1,120,000	(c)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	570,000		177,412	(c)
Total Automobiles					4,927,757
Diversified Consumer Services — 0.6%
Realogy Corp., Senior Notes	10.500%	4/15/14	1,310,000		1,136,425
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		196,100
Service Corp. International, Senior Notes	7.500%	4/1/27	10,000		9,725
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	1,420,000		1,519,400	(d)
Total Diversified Consumer Services					2,861,650
Hotels, Restaurants & Leisure — 3.6%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	700,000		661,500	(a)
CCM Merger Inc., Notes	8.000%	8/1/13	550,000		530,750	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		364,989	(a)
Codere Finance Luxembourg SA, Senior Notes	8.250%	6/15/15	642,000	EUR	797,410	(a)
Dunkin Finance Corp., Senior Notes	9.625%	12/1/18	290,000		293,263	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	1,375,000		1,072,500
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	180,000		184,500
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	340,000		266,900
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,340,000		1,195,950
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,280,000		1,401,600
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,130,000		461,888	(c)(e)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	710,000		670,950	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	565,000		601,725
MGM MIRAGE Inc., Senior Notes	5.875%	2/27/14	1,650,000		1,443,750

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	5

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	475,000		$ 529,625
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,135,000		1,288,225
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,510,000		1,336,350
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	675,000		472,500
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	625,000		421,875
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,270,000		1,300,162	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	700,000		796,250
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	190,000		188,338
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	140,000		140,525
Sbarro Inc., Senior Notes	10.375%	2/1/15	770,000		373,450
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	150,000		125,250	(a)(f)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	110,000		11	(c)(e)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	760,000		152	(c)(e)
Thomas Cook Group PLC, Senior Notes	7.750%	6/22/17	548,000	GBP	833,800
Total Hotels, Restaurants & Leisure					17,754,188
Household Durables — 0.5%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	876,000	GBP	1,308,071	(a)
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	400,000	GBP	597,292	(a)
Jarden Corp., Senior Subordinated Notes	7.500%	1/15/20	484,000	EUR	648,675
Total Household Durables					2,554,038
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	780,000		881,400
QVC Inc., Senior Secured Notes	7.375%	10/15/20	1,170,000		1,228,500	(a)
Total Internet & Catalog Retail					2,109,900
Leisure Equipment & Products — 0.5%
Cirsa Capital Luxembourg, Senior Notes	7.875%	7/15/12	2,000,000	EUR	2,628,552	(a)
Media — 6.0%
Affinity Group Inc., Senior Secured Notes	11.500%	12/1/16	420,000		409,500	(a)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	611,752		722,632
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,790,000		1,861,600	(a)

See Notes to Financial Statements.

6	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,180,000		$ 2,299,900	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	1,620,000		1,628,100	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	210,000		216,300	(a)
CMP Susquehanna Corp.	3.443%	5/15/14	46,000		32,660	(a)(d)(f)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,674,375
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,080,000		1,139,400
EN Germany Holdings BV, Senior Secured Notes	10.750%	11/15/15	800,000	EUR	1,013,129	(a)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,730,000		1,924,407
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	1,810,000		2,097,779
ITV PLC, Senior Notes	10.000%	6/30/14	2,000,000	EUR	3,037,464
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	900,000		1,048,500
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	2,640,000		2,699,400	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	1,330,000		1,349,950
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	661,000	EUR	755,050	(a)
Time Warner Inc.	6.500%	11/15/36	160,000		176,323
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	225,000	EUR	282,569	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,090,000		1,046,400	(a)
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	330,000		359,288	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	820,000		842,550	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		356,400	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	315,000		336,263
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	1,450,000	EUR	1,877,468	(a)
Total Media					29,187,407
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,490,000		2,415,300
Specialty Retail — 1.4%
American Greetings Corp., Senior Notes	7.375%	6/1/16	1,770,000		1,831,950
American Greetings Corp., Senior Notes	7.375%	6/1/16	120,000		119,400
American Greetings Corp., Senior Notes	7.375%	6/1/16	110,000		106,700
Michaels Stores Inc., Senior Notes	7.750%	11/1/18	590,000		576,725	(a)
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	2,770,000		2,693,825
PETCO Animal Supplies Inc., Senior Notes	9.250%	12/1/18	1,350,000		1,366,875	(a)
Total Specialty Retail					6,695,475

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	7

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Textiles, Apparel & Luxury Goods — 0.5%
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	1,030,000		$ 1,040,300	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,115,000		1,257,163
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	310,000		334,025
Total Textiles, Apparel & Luxury Goods					2,631,488
Total Consumer Discretionary					78,238,275
Consumer Staples — 0.7%
Beverages — 0.2%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	785,000		868,406
Food Products — 0.5%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	675,000		772,875
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	750,000	EUR	968,671	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	770,000		800,800	(a)
Total Food Products					2,542,346
Tobacco — 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	110,000		115,500
Total Consumer Staples					3,526,252
Energy — 14.9%
Energy Equipment & Services — 1.0%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	560,000		576,800
Frac Tech Services LLC/Frac Tech Finance Inc., Senior Notes	7.125%	11/15/18	690,000		686,550	(a)
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	540,000		548,100
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	995,000		796,000	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	600,000		637,500
Parker Drilling Co., Senior Notes	9.125%	4/1/18	720,000		748,800
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	650,000		658,125	(a)
Transocean Inc., Senior Notes	5.250%	3/15/13	390,000		412,591
Total Energy Equipment & Services					5,064,466
Oil, Gas & Consumable Fuels — 13.9%
Alta Mesa Holdings/Alta Mesa Finance Services Corp., Senior Notes	9.625%	10/15/18	290,000		282,750	(a)
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	800,000		777,891
Apache Corp., Senior Notes	6.000%	1/15/37	280,000		310,714
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,405,000		1,341,775
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	670,000		763,800
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	110,000		109,725
Brigham Exploration Co., Senior Notes	8.750%	10/1/18	250,000		267,500	(a)
Calfrac Holdings LP, Senior Notes	7.500%	12/1/20	480,000		478,800	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,100,000		1,160,500

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000		$ 189,111
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	245,000		252,350
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	230,000		250,700
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	315,000		332,325
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000		859,125	(a)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	368,463		341,750	(a)(b)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000		306,470
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	796,219		849,400	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,900,000		2,275,250
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	2,050,000		2,195,646
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000		1,319,226
El Paso Corp., Notes	7.875%	6/15/12	125,000		132,927
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000		81,629
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	800,000		832,000
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	980,000		1,042,423	(f)
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	550,000		629,795
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	1,000,000		1,037,695	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,500,000		1,440,000
Inergy LP/Inergy Finance Corp., Senior Notes	7.000%	10/1/18	560,000		576,800	(a)
Infinis PLC, Senior Notes	9.125%	12/15/14	655,000	GBP	1,069,760	(a)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	880,000		954,800
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	2,990,000		3,280,030	(a)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	330,000		357,456
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	690,000		734,850	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	810,000		826,200	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,850,000		1,947,125	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	830,000		877,725	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	946,000		960,190	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	710,000		711,775
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	1,070,000		1,096,750	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	200,000		200,000	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	9

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
OPTI Canada Inc., Senior Secured Notes	9.750%	8/15/13	590,000	$ 590,000	(a)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	550,000	380,875
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	445,000	311,500
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	860,000	881,500
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	850,000	905,250	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	130,000	138,450	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,040,000	1,144,000
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000	3,556,038
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000	1,753,341	(g)
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,150,000	2,643,425
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000	1,018,500
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	1,061,400	(a)
Petronas Capital Ltd.	5.250%	8/12/19	4,055,000	4,510,336	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	700,000	774,771	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	410,000	354,650	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	585,000	652,275
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000	563,925
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,395,000	1,607,738
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000	503,700
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,007,000	1,193,950	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,150,000	1,261,341	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	800,000	812,000
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000	924,138	(a)
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	650,000	637,000	(b)
Teekay Corp., Senior Notes	8.500%	1/15/20	930,000	1,018,350
TNK-BP Finance SA	6.625%	3/20/17	550,000	585,750	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	720,000	801,000	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	670,000	735,325	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,490,000	1,661,350	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	50,000	52,250

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	690,000		$ 703,800
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	785,000		957,869
Total Oil, Gas & Consumable Fuels					68,150,535
Total Energy					73,215,001
Financials — 11.3%
Capital Markets — 1.8%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		362,009
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,670,718
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		2,516,715
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		429,118
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		514,362
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	1,780,000		1,886,800	(a)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,520,000		1,597,213
Total Capital Markets					8,976,935
Commercial Banks — 2.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	470,000		463,990	(a)
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	1,050,000		1,060,933	(a)(f)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	900,000		906,750	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	3,060,000		3,021,750
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	1,330,000		1,303,400
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	490,000		499,800	(a)(h)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,840,000		1,841,297	(a)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	454,000		454,911	(a)(f)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	1,530,000		1,511,808	(a)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	164,000	GBP	267,848	(a)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	910,000		917,881
Total Commercial Banks					12,250,368
Consumer Finance — 1.5%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,330,000		1,179,413
Ally Financial Inc., Senior Notes	7.500%	12/31/13	30,000		31,875
Ally Financial Inc., Senior Notes	7.500%	9/15/20	330,000		325,050	(a)
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	36,000		36,720
American Express Co., Notes	7.000%	3/19/18	260,000		308,589
GMAC Inc., Senior Notes	6.875%	8/28/12	978,000		1,014,675
GMAC Inc., Senior Notes	8.000%	11/1/31	1,957,000		2,035,280

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	11

Western Asset Global High Income Fund Inc.

		Maturity	Face
Security	Rate	Date	Amount†		Value
Consumer Finance — continued
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	$ 1,190,085
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,180,000		1,187,827
Total Consumer Finance					7,309,514
Diversified Financial Services — 3.8%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		503,289
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,685,215
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	440,000		481,800	(a)
Citigroup Inc., Senior Notes	6.125%	11/21/17	490,000		535,491
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,452,856
Citigroup Inc., Senior Notes	6.875%	3/5/38	290,000		311,747
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		126,500	(a)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		709,805
General Electric Capital Corp., Senior Notes	5.500%	1/8/20	2,090,000		2,241,416
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance ULC, Senior Secured Notes	9.000%	11/15/20	550,000		547,250	(a)
Interactive Data Corp., Senior Notes	10.250%	8/1/18	510,000		550,494	(a)(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,709,100	(a)
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	2,000,000	EUR	2,829,750	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	986,000	EUR	1,369,470	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	830,000		897,438	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	5/15/17	675,000	EUR	858,661	(a)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	780,000		769,224	(a)
Total Diversified Financial Services					18,579,506
Insurance — 1.0%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		4,560,000
American International Group Inc., Senior Notes	6.400%	12/15/20	540,000		538,601
Total Insurance					5,098,601
Real Estate Investment Trusts (REITs) — 0.5%
Host Hotels & Resorts LP, Senior Notes	7.125%	11/1/13	784,000		795,760
WEA Finance LLC/WT Finance Aust Pty. Ltd.,
Senior Notes	6.750%	9/2/19	1,360,000		1,571,680	(a)
Total Real Estate Investment Trusts (REITs)					2,367,440
Real Estate Management & Development — 0.2%
Castle HoldCo 4 Ltd., Senior Secured Notes	10.000%	5/8/18	530,000	GBP	812,022	(a)
Total Financials					55,394,386
Health Care — 3.1%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	870,000		952,650

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — 2.8%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	670,000	$ 696,800	(a)
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	620,000	650,225
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,560,000	2,560,000
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	1,620,000	1,597,725	(a)
HCA Inc., Notes	6.375%	1/15/15	720,000	711,000
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000	2,325,986
IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes	8.750%	6/15/14	2,158,000	2,195,765
inVentiv Health Inc., Senior Notes	10.000%	8/15/18	300,000	295,500	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	215,000	241,338
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	962,000	1,029,340
Universal Hospital Services Inc., Senior Secured Notes	4.134%	6/1/15	720,000	657,000	(f)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	150,000	181,500
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	820,000	832,300
Total Health Care Providers & Services				13,974,479
Health Care Technology — 0.1%
MedAssets Inc., Senior Notes	8.000%	11/15/18	320,000	324,000	(a)
Multiplan Inc., Senior Notes	9.875%	9/1/18	120,000	127,800	(a)
Total Health Care Technology				451,800
Total Health Care				15,378,929
Industrials — 8.6%
Aerospace & Defense — 0.9%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	955,000	993,200	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	600,000	672,750
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	325,000	336,375
Triumph Group Inc., Senior Notes	8.625%	7/15/18	920,000	1,003,950
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,550,000	1,534,500	(a)
Total Aerospace & Defense				4,540,775
Airlines — 1.6%
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	366,436	366,436
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	8.312%	4/2/11	93,715	95,121
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	879,328	894,716
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	1,000,000	1,033,750	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	2,290,000	2,381,600	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	13

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	330,000	$ 341,550
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	92,379	96,768
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	816,658	847,282
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	287,000	312,830	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,180,000	1,292,100	(a)
Total Airlines				7,662,153
Building Products — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	169,000	100,555	(a)(e)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	460,000	510,600	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000	385,200	(a)
USG Corp., Senior Notes	8.375%	10/15/18	190,000	183,350	(a)
Total Building Products				1,179,705
Commercial Services & Supplies — 1.3%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	890,000	994,575
ACCO Brands Corp., Senior Subordinated Notes	7.625%	8/15/15	480,000	476,400
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	1,900,000	1,919,000	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,700,000	1,687,250	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	760,000	760,000	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	375,000	416,250	(a)
Total Commercial Services & Supplies				6,253,475
Construction & Engineering — 1.7%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	770,000	743,050	(a)
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	6,577,000	7,119,602	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	600,000	646,500	(a)
Total Construction & Engineering				8,509,152
Electrical Equipment — 0.1%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	430,000	376,250	(a)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000	588,600
Marine — 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,430,000	1,444,300	(a)
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	1,280,000	1,068,800	(a)(c)
Total Marine				2,513,100
Road & Rail — 1.1%
Kansas City Southern de Mexico, Senior Notes	7.625%	12/1/13	910,000	941,850
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	760,000	942,400

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — continued
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	245,000	$ 264,600
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	185,000	198,412
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	1,480,000	1,435,600	(a)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,284,000	1,412,400
Total Road & Rail				5,195,262
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Notes	9.000%	8/15/16	595,000	623,263	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	2,110,000	2,131,100
Total Trading Companies & Distributors				2,754,363
Transportation — 0.5%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,550,000	1,635,250	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	970,000	996,675	(a)
Total Transportation				2,631,925
Total Industrials				42,204,760
Information Technology — 1.9%
IT Services — 1.0%
Ceridian Corp., Senior Notes	12.250%	11/15/15	553,800	538,571	(b)
First Data Corp., Senior Notes	9.875%	9/24/15	540,000	461,700
First Data Corp., Senior Notes	10.550%	9/24/15	736,925	639,282	(b)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	3,360,000	3,334,800
Total IT Services				4,974,353
Semiconductors & Semiconductor Equipment — 0.8%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	190,000	195,700	(a)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	280,000	279,300	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,010,000	1,063,025	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,740,000	1,657,350
Spansion LLC, Senior Notes	7.875%	11/15/17	210,000	214,987	(a)
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	530,000	563,125	(a)
Total Semiconductors & Semiconductor Equipment				3,973,487
Software — 0.1%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	75,000	76,125	(a)
Total Information Technology				9,023,965
Materials — 10.4%
Chemicals — 1.4%
Ashland Inc., Senior Notes	9.125%	6/1/17	1,310,000	1,509,775
CF Industries Inc., Senior Notes	7.125%	5/1/20	610,000	683,962

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	15

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
Cognis Deutschland GmbH & Co. KG, Senior Notes	9.500%	5/15/14	710,000	EUR	$959,679	(a)
FMC Finance III SA, Senior Notes	6.875%	7/15/17	1,220,000		1,308,450
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	670,000		696,800	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	792,000	EUR	1,085,884	(a)
Texas Petro Chemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	450,000		463,500	(a)
Westlake Chemical Corp., Senior Notes	6.625%	1/15/16	220,000		228,250
Total Chemicals					6,936,300
Construction Materials — 0.2%
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	720,000	EUR	1,011,691
Containers & Packaging — 2.5%
Ardagh Glass Group PLC, Senior Toggle Notes	10.750%	3/1/15	720,000	EUR	936,933	(b)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	920,000		952,200	(a)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,206,686	(a)
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	325,000		313,625
Berry Plastics Corp., Senior Secured Notes	9.750%	1/15/21	770,000		741,125	(a)
Nordenia Holdings GMBH, Senior Secured Bonds	9.750%	7/15/17	1,042,000	EUR	1,477,682	(a)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	575,000		0	(c)(d)(e)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	2,000,000	EUR	2,596,101	(a)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	550,000		576,125
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,100,000		1,089,000	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,080,000		1,123,200	(a)(e)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	250,000		260,000	(a)(e)
Total Containers & Packaging					12,272,677
Metals & Mining — 3.5%
China Oriental Group Co. Ltd.	7.000%	11/17/17	1,060,000		1,017,600	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	990,000		971,066	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		479,120	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		477,000	(a)
Evraz Group SA, Notes	8.875%	4/24/13	1,330,000		1,413,125	(a)
Evraz Group SA, Notes	8.875%	4/24/13	280,000		298,550	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	470,000		478,225	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	800,000		894,711
New World Resources NV, Senior Secured Bonds	7.875%	5/1/18	456,000	EUR	597,890	(a)
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,713,000		1,766,531
Southern Copper Corp., Senior Notes	5.375%	4/16/20	360,000		376,011
Southern Copper Corp., Senior Notes	6.750%	4/16/40	410,000		430,793

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	250,000		$267,500
Vale Overseas Ltd., Notes	8.250%	1/17/34	3,493,000		4,422,086
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,040,000		1,156,558	(g)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,690,000		1,778,725	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		171,200	(a)
Total Metals & Mining					16,996,691
Paper & Forest Products — 2.8%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	914,000		722,060	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	842,000		977,890
China Forestry Holdings Co., Ltd., Senior Secured Bonds	7.750%	11/17/15	1,070,000		1,043,250	(a)(e)
Neenah Paper Inc., Senior Notes	7.375%	11/15/14	310,000		315,038
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	2,130,000		1,938,300
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	2,946,575	(a)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	270,000		310,967	(a)
Sino-Forest Corp., Notes	6.250%	10/21/17	800,000		786,000	(a)
Sino-Forest Corp., Senior Bonds	10.250%	7/28/14	1,370,000		1,537,825	(a)
Smurfit Kappa Acquisitions, Senior Secured Notes	7.750%	11/15/19	769,000	EUR	1,035,634	(a)
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	2,000,000		1,995,000
Total Paper & Forest Products					13,608,539
Total Materials					50,825,898
Telecommunication Services — 9.5%
Diversified Telecommunication Services — 6.2%
AT&T Inc., Senior Notes	6.400%	5/15/38	220,000		237,090
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,886,000		2,611,830	(a)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	944,000		851,960	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	637,000		589,225	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		320,767
Cincinnati Bell Inc., Senior Notes	8.250%	10/15/17	1,945,000		1,896,375
ERC Ireland Preferred Equity Ltd., Senior Notes	8.050%	2/15/17	3,048,315	EUR	341,960	(a)(b)(f)
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	535,000		54	(c)(d)(e)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,310,000		1,382,050	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	3,505,000		3,763,494
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	1,920,000		2,073,600	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	350,000		458,861
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	1,105,000		1,071,850
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		373,664	(a)
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	235,000		238,525

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	17

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	344,000	EUR	$448,762	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	290,000	EUR	383,022	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		688,275	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	500,000		530,000
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	828,000		902,520	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	1,000,000	EUR	1,349,973	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,259,190	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	430,000		466,013	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	1,535,000		1,651,439	(a)
West Corp., Senior Notes	8.625%	10/1/18	760,000		794,200	(a)
West Corp., Senior Notes	7.875%	1/15/19	1,100,000		1,089,000	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	460,000		454,250	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,142,917	EUR	3,129,316	(a)(b)
Windstream Corp., Senior Notes	8.625%	8/1/16	775,000		807,937
Windstream Corp., Senior Notes	7.750%	10/15/20	460,000		465,175	(a)
Total Diversified Telecommunication Services					30,630,377
Wireless Telecommunication Services — 3.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	844,000		950,537
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	60,000		61,650
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		987,750	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	640,000		666,400
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	320,000		338,400
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,000,000		855,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	6,660,000		6,626,700
True Move Co., Ltd., Notes	10.750%	12/16/13	5,270,000		5,586,200	(a)
Total Wireless Telecommunication Services					16,072,637
Total Telecommunication Services					46,703,014
Utilities — 4.7%
Electric Utilities — 1.2%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	320,377		323,580
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	787,000		910,952	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		439,850	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	2,050,000		2,224,250	(a)

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
FirstEnergy Corp., Notes	7.375%	11/15/31	270,000	$287,850
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000	442,150	(a)
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	290,000	320,955
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,040,000	1,110,200
Total Electric Utilities				6,059,787
Gas Utilities — 0.1%
Ferrellgas LP/Ferrellgas Finance Corp., Senior Notes	6.500%	5/1/21	670,000	663,300	(a)
Independent Power Producers & Energy Traders — 3.3%
AES Corp., Senior Notes	7.750%	10/15/15	1,500,000	1,597,500
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	470,000	477,050	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	1,440,000	1,422,000	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000	801,849	(a)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	1,300,000	1,118,000
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	9,000,000	6,525,000
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,240,000	1,320,600	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,980,000	1,900,800
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	185,116	206,404
NRG Energy Inc., Senior Notes	7.375%	2/1/16	605,000	609,538
Total Independent Power Producers & Energy Traders				15,978,741
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000	480,725	(a)
Total Utilities				23,182,553
Total Corporate Bonds & Notes (Cost — $383,523,666)				397,693,033
Asset-Backed Securities — 0.0%
Financials — 0.0%
Home Equity — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125	1	(a)(c)(e)
Sail Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101	0	(a)(c)(e)
Sail Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974	0	(a)(c)(e)
Total Asset-Backed Securities (Cost — $166,873)				1
Collateralized Senior Loans — 1.2%
Consumer Discretionary — 0.4%
Media — 0.4%
Newsday LLC, Term Loan	10.500%	8/1/13	2,000,000	2,132,500	(i)
Financials — 0.5%
Real Estate Management & Development — 0.5%
Realogy Corp., Term Loan	13.500%	10/15/17	2,000,000	2,175,000	(i)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	19

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Group PLC, Term Loan	6.875%	8/11/15	1,620,000		$1,636,200	(d)(i)
Total Collateralized Senior Loans (Cost — $5,677,320)					5,943,700
Convertible Bonds & Notes — 0.4%
Industrials — 0.3%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	2,000,000		1,832,500
Materials — 0.1%
Cemex SAB de CV, Subordinated Notes	4.875%	3/15/15	100,000		99,125	(a)
Hercules Inc., Series Unit	6.500%	6/30/29	240,000		201,600
Total Materials					300,725
Total Convertible Bonds & Notes (Cost — $2,062,446)					2,133,225
Sovereign Bonds — 16.5%
Argentina — 0.7%
Republic of Argentina	8.000%	2/26/08	117	EUR	65	(c)
Republic of Argentina	7.820%	12/31/33	2,300,037	EUR	2,164,534	(f)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	5,548,107	EUR	811,994	(f)
Republic of Argentina, Senior Bonds	2.260%	12/31/38	162,096	EUR	76,673
Republic of Argentina, Senior Notes	8.750%	6/2/17	591,998		591,406
Total Argentina					3,644,672
Brazil — 2.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	8,601,000	BRL	4,909,738
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	761,000	BRL	417,436
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,613,000	BRL	1,377,456
Federative Republic of Brazil	7.125%	1/20/37	2,760,500		3,416,119
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	510,000		544,935	(g)
Total Brazil					10,665,684
Canada — 0.8%
Canada Housing Trust No. 1, Secured Bonds	3.150%	6/15/15	4,060,000	CAD	4,065,181
Chile — 0.2%
Republic of Chile, Senior Notes	3.875%	8/5/20	765,000		780,300
Colombia — 1.2%
Republic of Colombia	11.750%	2/25/20	544,000		848,640
Republic of Colombia	7.375%	9/18/37	3,142,000		3,911,790
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		353,100
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		615,030
Total Colombia					5,728,560
Hungary — 0.2%
Republic of Hungary, Senior Notes	6.250%	1/29/20	890,000		869,645

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 1.8%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	970,000		$1,166,425	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	15,399,000,000	IDR	1,986,667
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	25,206,000,000	IDR	3,367,782
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	880,000		1,016,423	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	11,646,000,000	IDR	1,367,031
Total Indonesia					8,904,328
Malaysia — 0.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	3,840,000	MYR	1,236,885
Mexico — 0.5%
United Mexican States	11.375%	9/15/16	148,000		213,860
United Mexican States, Bonds	10.000%	12/5/24	8,750,000	MXN	892,907
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,520
United Mexican States, Medium-Term Notes	6.750%	9/27/34	936,000		1,095,120
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		132,370
Total Mexico					2,338,777
Panama — 0.5%
Republic of Panama	7.250%	3/15/15	621,000		729,675
Republic of Panama	9.375%	4/1/29	975,000		1,399,125
Republic of Panama	6.700%	1/26/36	340,000		396,950
Total Panama					2,525,750
Peru — 0.9%
Republic of Peru	8.750%	11/21/33	1,944,000		2,775,060
Republic of Peru, Bonds	7.840%	8/12/20	2,230,000	PEN	902,398
Republic of Peru, Bonds	6.550%	3/14/37	703,000		804,935
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		61,750
Total Peru					4,544,143
Poland — 0.5%
Republic of Poland, Bonds	5.500%	4/25/15	1,670,000	PLN	540,250
Republic of Poland, Senior Notes	6.375%	7/15/19	1,660,000		1,851,176
Total Poland					2,391,426
Qatar — 0.1%
State of Qatar, Senior Notes	4.000%	1/20/15	470,000		492,325	(a)
Russia — 2.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	470,000		470,587	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	409,000		415,135	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	340,000		382,500	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	7,369,878		8,503,365	(a)
Total Russia					9,771,587

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	21

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Turkey — 1.7%
Republic of Turkey, Bonds	10.000%	1/9/13	680,000	TRY	$473,296
Republic of Turkey, Notes	6.750%	5/30/40	3,370,000		3,824,950
Republic of Turkey, Senior Bonds	5.625%	3/30/21	500,000		542,500
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000		3,637,500
Total Turkey					8,478,246
United Arab Emirates — 0.2%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	750,000		819,503	(a)
Venezuela — 2.8%
Bolivarian Republic of Venezuela	5.750%	2/26/16	14,261,000		9,590,522	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	475,000		271,938
Bolivarian Republic of Venezuela, Collective Action Securities	1.288%	4/20/11	1,424,000		1,391,960	(a)(f)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,608,000		1,033,140
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	875,000		802,812
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000		299,300
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000		163,800
Total Venezuela					13,553,472
Total Sovereign Bonds (Cost — $78,793,367)					80,810,484

			Shares
Common Stocks — 0.3%
Consumer Discretionary — 0.1%
Media — 0.1%
Charter Communications Inc., Class A Shares			15,345		514,364	*
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			3,221		84,144	*
Industrials — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			52		23,403	(d)(e)
Nortek Inc.			4,011		164,560	*
Total Industrials					187,963
Materials — 0.2%
Chemicals — 0.2%
Georgia Gulf Corp.			39,529		803,625	*
Total Common Stocks (Cost — $2,249,241)					1,590,096

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Western Asset Global High Income Fund Inc.

Security	Rate		Shares		Value
Preferred Stocks — 0.1%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%		16,000		$396,160
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.			10,727		1	*(a)(d)(e)(f)
Total Consumer Discretionary					396,161
Financials — 0.0%
Diversified Financial Services — 0.0%
Citigroup Capital XIII, Junior Subordinated Notes	7.875%		11,100		291,708	*(f)
Total Preferred Stocks (Cost — $552,015)					687,869

		Expiration Date	Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	2,675		70,888	*(f)
Buffets Restaurant Holdings		4/28/14	570		6	*(d)(e)
Charter Communications Inc.		11/30/14	752		3,854	*
CMP Susquehanna Radio Holdings Co.		3/23/19	12,259		0	*(a)(d)(e)
Nortek Inc.		12/7/14	1,302		15,622	*(d)(e)
SemGroup Corp.		11/30/14	3,391		25,432	*(e)
Total Warrants (Cost — $101,365)					115,802
Total Investments before Short-Term Investments (Cost — $473,126,293)					488,974,210

		Maturity Date	Face Amount†
Short-Term Investments — 0.5%
Sovereign Bonds — 0.5%
Egypt Treasury Bills;	0.000%	1/4/11	10,850,000	EGP	1,858,400
Egypt Treasury Bills;	0.000%	2/15/11	1,150,000	EGP	195,123
Egypt Treasury Bills;	0.000%	2/22/11	800,000	EGP	135,504
Total Short-Term Investments (Cost — $2,223,821)					2,189,027
Total Investments — 100.0% (Cost — $475,350,114#)					$491,163,237

†                  Face amount denominated in U.S. dollars, unless otherwise noted.

*                 Non-income producing security.

(a)       Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)       Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)       The coupon payment on these securities is currently in default as of November 30, 2010.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	23

Western Asset Global High Income Fund Inc.

(d)             Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(e)              Illiquid security (unaudited).

(f)                Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2010.

(g)             All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(h)             Security has no maturity date. The date shown represents the next call date.

(i)               Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#                 Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
CAD	— Canadian Dollar
EGP	— Egyptian Pound
EUR	— Euro
GBP	— British Pound
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty
TRY	— Turkish Lira

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2010

Assets:
Investments, at value (Cost — $475,350,114)	$491,163,237
Foreign currency, at value (Cost — $1,457,468)	1,444,794
Cash	466,735
Interest receivable	10,173,681
Unrealized appreciation on forward foreign currency contracts	3,592,275
Receivable for securities sold	844,657
Unrealized appreciation on swaps	4,734
Principal paydown receivable	3,341
Prepaid expenses	13,349
Other receivables	22,401
Total Assets	507,729,204

Liabilities:
Loan payable (Note 5)	100,000,000
Payable for securities purchased	3,891,079
Payable for open reverse repurchase agreement	2,857,780
Unrealized depreciation on forward foreign currency contracts	793,869
Investment management fee payable	336,982
Interest payable	61,907
Deferred foreign capital gains tax	48,350
Directors’ fees payable	12,226
Accrued expenses	261,886
Total Liabilities	108,264,079
Total Net Assets	$399,465,125

Net Assets:
Par value ($0.001 par value; 30,636,091 shares issued and outstanding; 100,000,000 shares authorized)	$ 30,636
Paid-in capital in excess of par value	436,749,528
Undistributed net investment income	11,611,835
Accumulated net realized loss on investments and foreign currency transactions	(67,513,712)
Net unrealized appreciation on investments, swap contracts and foreign currencies	18,586,838
Total Net Assets	$399,465,125

Shares Outstanding	30,636,091

Net Asset Value	$13.04

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	25

Statement of operations (unaudited)

For the Six Months Ended November 30, 2010

Investment Income:
Interest	$21,691,991
Dividends	47,646
Less: Foreign taxes withheld	(45,632)
Total Investment Income	21,694,005

Expenses:
Investment management fee (Note 2)	2,115,062
Interest expense (Notes 3 and 5)	723,304
Excise tax (Note 1)	125,162
Legal fees	71,939
Directors’ fees	48,221
Audit and tax	33,958
Transfer agent fees	33,151
Shareholder reports	33,078
Custody fees	33,067
Stock exchange listing fees	10,253
Insurance	5,043
Miscellaneous expenses	4,365
Total Expenses	3,236,603
Less: Fee waivers and/or expense reimbursements (Note 2)	(124,415)
Net Expenses	3,112,188
Net Investment Income	18,581,817

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	4,825,398
Foreign currency transactions	(3,291,948)
Net Realized Gain	1,533,450
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	24,441,981
Swap contracts	31,158
Foreign currencies	1,294,006
Change in Net Unrealized Appreciation (Depreciation)	25,767,145
Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	27,300,595
Increase in Net Assets from Operations	$45,882,412

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Statements of changes in net assets

For the six months ended November 30, 2010 (unaudited) and the year ended May 31, 2010	November 30	May 31

Operations:
Net investment income	$ 18,581,817	$ 32,540,839
Net realized gain (loss)	1,533,450	(15,344,226)
Change in net unrealized appreciation (depreciation)	25,767,145	71,025,056
Increase in Net Assets From Operations	45,882,412	88,221,669

Distributions to Shareholders From (Note 1):
Net investment income	(16,530,658)	(31,679,674)
Decrease in Net Assets From Distributions to Shareholders	(16,530,658)	(31,679,674)

Fund Share Transactions:
Reinvestment of distributions (27,710 and 0 shares issued, respectively)	362,256	—
Increase in Net Assets From Fund Share Transactions	362,256	—
Increase in Net Assets	29,714,010	56,541,995

Net Assets:
Beginning of period	369,751,115	313,209,120
End of period*	$ 399,465,125	$ 369,751,115
* Includes undistributed net investment income of:	$11,611,835	$9,560,676

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	27

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2010

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$20,310,875
Operating expenses paid	(2,308,998)
Interest paid	(717,025)
Net purchases of short-term investments	(1,208,240)
Realized loss on foreign currency transactions	(3,291,948)
Net change in unrealized appreciation on foreign currencies	1,294,006
Purchases of long-term investments	(190,290,449)
Proceeds from disposition of long-term investments	191,692,038
Change in receivable/payable for open forward currency contracts	(1,162,940)
Change in other receivables	(22,401)
Change in deferred foreign capital gains tax	44,521
Net Cash Provided By Operating Activities	14,339,439

Cash Flows Provided (Used) By Financing Activities:
Cash distributions paid on Common Stock	(16,168,402)
Proceeds from reverse repurchase agreements	2,857,780
Net Cash Used By Financing Activities	(13,310,622)
Net Increase In Cash	1,028,817
Cash, Beginning of year	882,712
Cash, End of year	$1,911,529

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$45,882,412
Accretion of discount on investments	(1,726,554)
Amortization of premium on investments	280,048
Increase in investments, at value	(30,259,497)
Decrease in payable for securities purchased	(640,300)
Decrease in interest and dividends receivable	63,376
Increase in other receivables	(22,401)
Increase in deferred foreign capital gains tax	44,521
Decrease in receivable for securities sold	1,794,609
Decrease in payable for open forward currency contracts	(1,162,940)
Decrease in prepaid expenses	5,211
Increase in interest payable	6,279
Increase in accrued expenses	74,675
Total Adjustments	(31,542,973)
Net Cash Flows Provided by Operating Activities	$14,339,439

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$362,256

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2010[1]	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.08	$10.23	$13.36	$14.67	$14.09	$14.76
Income (loss) from operations:
Net investment income	0.61	1.06	0.87	0.89	0.83	0.95
Net realized and unrealized gain (loss)	0.89	1.83	(2.98)	(1.18)	0.80	0.00 [2]
Total income (loss) from operations	1.50	2.89	(2.11)	(0.29)	1.63	0.95
Less distributions from:
Net investment income	(0.54)	(1.04)	(1.02)	(1.02)	(0.79)	(0.97)
Net realized gains	—	—	—	—	(0.26)	(0.65)
Total distributions	(0.54)	(1.04)	(1.02)	(1.02)	(1.05)	(1.62)
Increase in net asset value due to shares issued on reinvestment of distributions	—	—	—	—	0.00 [2]	—
Net asset value, end of period	$13.04	$12.08	$10.23	$13.36	$14.67	$14.09
Market price, end of period	$12.77	$10.73	$8.83	$12.12	$14.17	$12.42
Total return, based on NAV[3,4]	12.57%	28.83%	(15.05)%	(1.84)%	11.96%[5]	6.57%
Total return, based on Market Price[4]	24.30%	33.89%	(17.37)%	(6.91)%	23.25%	8.46%
Net assets, end of period (000s)	$399,465	$369,751	$313,209	$408,985	$449,123	$430,325
Ratios to average net assets:
Gross expenses	1.64%[6]	1.74%	3.14%	2.80%	2.86%	2.63%
Gross expenses, excluding interest expense[7]	1.27 [6]	1.36	2.22	1.61	1.58	1.58
Net expenses	1.58 [6,8]	1.72 [8]	3.14	2.80 [8]	2.86 [8]	2.62 [8]
Net expenses, excluding interest expense[7]	1.21 [6,8]	1.34 [8]	2.22	1.61 [8]	1.58 [8]	1.58 [8]
Net investment income	9.41 [6]	8.96	8.56	6.50	5.77	6.43
Portfolio turnover rate	39%	85%[9]	35%[9]	63%[9]	201%[9]	111%[9]
Supplemental data:
Loans Outstanding, End of Period (000s)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	$499,465	$469,751	$413,209	$508,985	$549,123	$530,325
Asset Coverage for Loan Outstanding	499%	470%	413%	509%	549%	530%
Weighted Average Loan (000s)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans	1.65%	1.36%	2.85%	4.87%	5.67%	4.71%

1	For the six months ended November 30, 2010 (unaudited).
2	Amount represents less than $0.01 per share.
3

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
6	Annualized.
7	Ratio includes commitment fees incurred on the line of credit, if any.
8	Reflects fee waivers and/or expense reimbursements.
9

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 172%, 341%, 483%, 533% and 527% for the years ended May 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	29

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$397,660,319	$ 32,714	$397,693,033
Asset-backed securities	—	1	—	1
Collateralized senior loans	—	4,307,500	1,636,200	5,943,700
Convertible bonds & notes	—	2,133,225	—	2,133,225
Sovereign bonds	—	80,810,484	—	80,810,484
Common stocks:
Industrials	$ 164,560	—	23,403	187,963
Other common stocks	1,402,133	—	—	1,402,133
Preferred stocks:
Consumer discretionary	396,160	—	1	396,161
Financials	291,708	—	—	291,708
Warrants	3,854	96,320	15,628	115,802
Total long-term investments	$2,258,415	$485,007,849	$1,707,946	$488,974,210
Short-term investments†	—	2,189,027	—	2,189,027
Total investments	$2,258,415	$487,196,876	$1,707,946	$491,163,237
Other financial instruments:
Forward foreign currency contracts	—	3,592,275	—	3,592,275
Interest rate swaps	—	4,734	—	4,734
Total other financial instruments	—	$ 3,597,009	—	$ 3,597,009
Total	$2,258,415	$490,793,885	$1,707,946	$494,760,246

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$793,869	—	$793,869

†  See Schedule of Investments for additional detailed categorizations.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	31

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Common Stocks		Preferred Stocks
Investments In Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Energy	Industrials	Consumer Discretionary	Warrants	Total
Balance as of May 31, 2010	$13,800	—	$ 90,522	—	$ 1	$ 26,162	$ 130,485
Accrued premiums/ discounts	378	$ 593	—	—	—	—	971
Realized gain (loss)	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	18,482	26,380	(6,378)	$23,403	—	14,898	76,785
Net purchases (sales)	—	1,609,227	—	—	—	—	1,609,227
Transfers into Level 3	54	—	—	—	—	—	54
Transfers out of Level 3	—	—	(84,144)	—	—	(25,432)	(109,576)
Balance as of November 30, 2010	$32,714	$1,636,200	—	$23,403	$ 1	$ 15,628	$1,707,946
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2010[1]	$18,482	$ 26,380	—	$23,403	—	$ 12,355	$ 80,620

1  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the

32	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	33

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters

34	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	35

swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional

36	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	37

subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of November 30, 2010, there were $48,350 of deferred capital gains tax liabilities accrued on unrealized gains.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through the remainder of 2010, which reduced the annual rate of that fee to 0.80%. Subsequent to the period of this report, this waiver was extended to exist until December 31, 2011.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by each subadviser.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of

38	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

During the six months ended November 30, 2010, fees waived and/or expenses reimbursed amounted to $124,415.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$188,423,578	$1,226,571
Sales	187,867,043	2,474,617

At November 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 32,471,427
Gross unrealized depreciation	(16,658,304)
Net unrealized appreciation	$ 15,813,123

Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2010 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding*
$3,026,495	0.890%	$3,358,510

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.550% to 0.950% during the period ended November 30, 2010. Interest expense incurred on reverse repurchase agreements totaled $11,969.

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	39

At November 30, 2010, the Fund had the following open reverse repurchase agreements:

Security	Value
Reverse Repurchase Agreement with Deutsche Bank, dated 6/24/10 bearing 0.950% to be repurchased at an amount and date to be determined, collateralized by: $1,620,000 Petrobas International Finance Co., 6.875% due 1/20/40; Market value (including accrued interest) $1,793,896	$1,438,152
Reverse Repurchase Agreement with Deutsche Bank, dated 8/24/10 bearing 0.550% to be repuchased at an amount and date to be determined, collateralized by: $510,000 Federative Republic of Brazil, 4.875% due 1/22/21; Market value (including accrued interest) $553,846	472,660
Reverse Repurchase Agreement with Deutsche Bank, dated 9/14/10 bearing 0.850% to be repuchased at an amount and date to be determined, collateralized by: $1,000,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $1,113,974	946,968
Total reverse repurchase agreements (Proceeds — $2,857,780)	$2,857,780

At November 30, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Citibank, N.A.	1,179,735	$ 1,834,150	2/14/11	$ (61,684)
British Pound	Citibank, N.A.	566,155	880,210	2/14/11	(24,752)
Euro	Credit Suisse	1,700,000	2,206,030	2/14/11	(101,669)
Mexican Peso	Morgan Stanley & Co.	50,397,085	4,010,814	2/14/11	(70,186)
Polish Zloty	Citibank, N.A.	17,753,000	5,698,544	2/14/11	(472,549)
South African Rand	UBS AG	14,488,000	2,020,155	2/14/11	(52,891)
Swiss Franc	Citibank, N.A.	6,506,657	6,491,642	2/14/11	(10,138)
					(793,869)
Contracts to Sell:
Australian Dollar	UBS AG	2,087,337	1,982,412	2/14/11	90,634
British Pound	Credit Suisse	1,683,000	2,616,583	2/14/11	91,364
British Pound	UBS AG	391,924	609,330	2/14/11	22,164
British Pound	UBS AG	2,217,047	3,446,874	2/14/11	129,002
Euro	Citibank, N.A.	12,815,777	16,630,583	2/14/11	930,171
Euro	Credit Suisse	1,060,000	1,375,525	2/14/11	60,775
Euro	Credit Suisse	6,700,753	8,695,332	2/14/11	432,568
Euro	JPMorgan Chase	2,530,900	3,285,103	12/15/10	267,876
Euro	UBS AG	16,662,887	21,622,843	2/14/11	1,249,302
Polish Zloty	Citibank, N.A.	19,495,895	6,257,997	2/14/11	243,783
Swiss Franc	Citibank, N.A..	6,110,557	6,096,456	2/14/11	74,636
					3,592,275
Net unrealized gain on open forward foreign currency contracts					$2,798,406

40	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At November 30, 2010, the Fund held the following interest rate swap contracts:

INTEREST RATE SWAPS

Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse	$2,653,585	1/2/12	BRL-CDI*	10.560%	—	$3,203	**
Credit Suisse	4,271,536	1/2/12	BRL-CDI*	10.510	—	1,531	**
Total	$6,925,121				—	$4,734

†                  Percentage shown is an annual percentage rate.

*                 Based on the Overnight Brazilian Interbank Deposit Rate. As of November 30, 2010, the Brazil CETIP Interbank Deposit (CDI) rate was 10.64%.

**          Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2010.

ASSET DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Swap contracts[2]	$4,734	—	$4,734
Forward foreign currency contracts	—	$3,592,275	3,592,275
Total	$4,734	$3,592,275	$3,597,009

LIABILITY DERIVATIVES1

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$793,869

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the changes

Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report	41

in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$(41,811)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Swap contracts	$31,158	—	$ 31,158
Forward foreign currency contracts	—	$1,162,940	1,162,940
Total	$31,158	$1,162,940	$1,194,098

During the six months ended November 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$ 5,980,555
Forward foreign currency contracts (to sell)	51,340,516

Average Notional Balance
Interest rate swap contracts	$6,925,121

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Loan

At November 30, 2010, the Fund had a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $100,000,000.

Unless renewed, this agreement terminates on May 19, 2011. The Fund pays a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the

42	Western Asset Global High Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six months ended November 30, 2010 was $836,497. For the six months ended November 30, 2010, the Fund did not incur a commitment fee. At November 30, 2010, the Fund had $100,000,000 of borrowings outstanding per this credit agreement. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended November 30, 2010, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $100,000,000 and the weighted average interest rate was 1.65%.

6. Distributions subsequent to November 30, 2010

On November 15, 2010, the Board of Directors of the Fund (the “Board”) declared three dividends, each in the amount of $0.09625 per share, payable on December 30, 2010, January 28, 2011 and February 25, 2011 to shareholders of record on December 23, 2010, January 21, 2011 and February 18, 2011, respectively.

7. Capital shares

On October 22, 2003, the Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

8. Capital loss carryforward

As of May 31, 2010 the Fund had a net capital loss carryforward of approximately $66,982,871, of which $2,706,694 expires in 2015, $928,154 expires in 2016, $2,785,848 expires in 2017 and $60,562,175 expires in 2018. These amounts will be available to offset any future taxable capital gains.

Western Asset Global High Income Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global High Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 10 and 11, 2010, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers

44	Western Asset Global High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the

Western Asset Global High Income Fund Inc.	45

“Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged global income closed-end funds, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe showed, among other things, that the Fund’s performance was ranked fifth among the ten funds in the Performance Universe for the 1-year period ended June 30, 2010 and was better than the Performance Universe median. The Fund’s performance was ranked ninth among the nine funds in the Performance Universe for the 3-year period ended June 30, 2010 and seventh among the nine funds in the Performance Universe for the 5-year period ended June 30, 2010. The Board considered the Manager’s explanation of the Fund’s underperformance relative to its Performance Universe for the 3- and 5-year periods. Among other things, the Fund’s lower quality bias was a detractor from performance in late 2008 and early 2009, after which the bias was advantageous. Likewise, the Fund’s exposure to local currency debt during that period adversely affected its performance as the financial crisis led to a flight to quality

46	Western Asset Global High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

represented by the U.S. dollar while local currency debt was perceived as riskier than the dollar and was sold. The Board noted that the small size of the Performance Universe made meaningful comparisons difficult. The Fund’s performance in relation to its benchmarks and in absolute terms was considered by the Board, as well as the volatile market conditions during 2008. The Board noted that changes in the Fund’s portfolio management team were implemented in 2009 and that efforts were undertaken by the new portfolio management team to reposition the Fund’s portfolio in light of the Fund’s mandate and Western Asset’s views of market conditions and developments and discussed the Fund’s likely investment strategies.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that the continuation of the Management Agreement and Sub-Advisory Agreements for an additional one-year period would be in the interests of shareholders in light of the Manager’s explanation for the Fund’s relative underperformance for longer periods, the recent changes in the portfolio management team and the Fund’s improved relative performance for the 1-year period.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers. The Board noted that it had requested, and the Manager had agreed to implement, a voluntary Management Fee waiver beginning on March 1, 2010 and then continuing through the remainder of 2010. At the Contract Renewal Meeting, the Manager agreed to extend the fee waiver through December 31, 2011. The Board also noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The

Western Asset Global High Income Fund Inc.	47

comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and five other funds classified by Lipper as leveraged global income closed-end funds. The Expense Group funds had assets allocable to their common shares (“common share assets”) ranging from $29 million to $1.458 billion. Two of the Expense Group funds were larger than the Fund and three were smaller.

The Lipper Expense Information, comparing the contractual Management Fee as well as its actual total expenses to the Fund’s Expense Group, showed that the contractual Management Fee was ranked fourth among the six funds in the Expense Group and was worse than the Expense Group median. The actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by managers of the other Expense Group funds) was ranked fifth among the funds in the Expense Group on the basis of common share assets only and was worse than the Expense Group median. On the basis of both common share and leveraged assets, the actual Management Fee was ranked fourth among the funds in the Expense Group and was worse than the Expense Group median. The actual total expenses of the Fund were ranked sixth among the funds in the Expense Group on the basis of common share assets only and fourth among the funds in the Expense Universe on the basis of both common share and leveraged assets. The Fund’s actual total expenses were significantly worse than the Expense Group median whether measured on the basis of common share assets only or on the basis of both common share and leveraged assets.

The Manager noted that the Fund’s use of leverage was double that of the Expense Group average, causing investment related expenses to be 39 basis points higher than the Expense Group average on common assets during the period. Moreover, the small size of the Fund relative to the other Expense Group funds caused non-management expenses to be 35 basis points higher than the Expense Group average during the period based on common assets. The Manager also noted that the small size of the Expense Universe as well as the varying asset levels of the funds in the Expense Universe made meaningful comparisons difficult. The Fund’s common share assets of $312 million were significantly lower than the Expense Group average of $563 million, with two funds having assets of more than $1 billion each.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting

48	Western Asset Global High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above, including the changes in the Fund’s portfolio management team, into consideration and subject to concerns discussed below regarding the profitability to the Manager in providing services to the Fund, the Board determined that, under the Fund’s circumstances, the Management Fee and the Sub-Advisory Fees reflected the nature, extent and overall quality of the investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2010 and March 31, 2009. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased by 11 percent — from 82% to 71% — during the period covered by the analysis. The Board expressed its continuing concern regarding the high

Western Asset Global High Income Fund Inc.	49

level of profitability to the Manager in light of the Fund’s disappointing longer term performance. The Board, however, noted, among other things, the implementation of the voluntary Management Fee waiver during 2010 (which will remain in effect until December 31, 2011); that profitability had declined during the period covered by the profitability analysis; and that profitability was only one of several factors relevant to its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements. Moreover, the Board considered the recent changes in the portfolio management team and the Fund’s improved relative performance for the 1-year period ended June 30, 2010. In light of these and other relevant factors, the Board did not consider profitability to be such as to support by itself a determination against continuation of the Management Agreement but concluded that profitability to the Manager in providing services to the Fund merited continued monitoring.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement

50	Western Asset Global High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Global High Income Fund Inc.	51

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on September 24, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Voted for	Votes Withheld
Riordan Roett	27,976,309	477,152
Jeswald W. Salacuse	27,984,139	469,322

At November 30, 2010, in addition to Riordan Roett and Jeswald W. Salacuse the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

R. Jay Gerken

52	Western Asset Global High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be

Western Asset Global High Income Fund Inc.	53

held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset

Global High Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA
President and
Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer

Ted P. Becker
Chief Compliance Officer

John Chiota
Identity Theft Prevention Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Thomas C. Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

Western Asset Global High Income Fund Inc.

55 Water Street
New York, NY 10041

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Wester Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017-3909

New York Stock Exchange Symbol

EHI

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane,
New York, NY 10038

WASX010654 1/11 SR10-1269

ITEM 2.                                                   CODE OF ETHICS.

Not applicable.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                   PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                               EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	January 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	January 27, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Global High Income Fund Inc.

Date:	January 27, 2011